SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2018

Akcea Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38137	47-2608175
(Commission File No.)	(IRS Employer Identification No.)

55 Cambridge Parkway, Suite 100
Cambridge, MA 02142
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into Material Definitive Agreements.

On March 14, 2018, the Company entered into a development, commercialization, collaboration and license agreement (the “License Agreement”) and a stock purchase agreement (the “Stock Purchase Agreement”) with Ionis Pharmaceuticals, Inc. (“Ionis”), the Company’s majority shareholder. In addition to customary closing conditions, consummation of the transaction contemplated by the License Agreement and the Stock Purchase Agreement is subject to a non-waivable closing condition that requires stockholder approval by the stockholders other than Ionis and its affiliates (the “Interested Stockholders”), which shall exclude a vote of any of the Company’s directors or officers.

In accordance with the terms and provisions of the License Agreement, the Company will receive rights to:

•	commercialize inotersen and perform certain other non-commercial activities with respect to inotersen, in each case, in accordance with a global strategic plan;

•	assist in the development, through the completion of all pivotal studies, of a follow-on drug to inotersen, AKCEA-TTR-LRx and perform other non-commercial activities with respect to AKCEA-TTR-LRx;

•	commercialize AKCEA-TTR-LRx, following receipt of regulatory approval in accordance with a global strategic plan;

•	share in profits of sales of and losses incurred with respect to inotersen and AKCEA-TTR-LRx; and

•	manufacture (including through a third party) each product following receipt of regulatory approval for such product.

At closing, as payment for the grant of rights to the Company under the License Agreement, the Company will pay an upfront licensing fee of $150 million, payable in shares of its common stock priced by reference to a recent trading average. To support the Company’s commercialization of inotersen and AKCEA-TTR-LRx, Ionis will purchase $200 million of common stock at the same price per share. The Company agreed to share inotersen and AKCEA-TTR-LRx profits and losses with Ionis as follows: for inotersen, beginning on the earlier of (i) the first day of the quarter after receipt of regulatory approval of inotersen in the United States, or (ii) January 1, 2019, the parties will share profits and losses from the development and commercialization of inotersen (A) on a 60/40 basis (60% to Ionis and 40% to the Company) through the end of the quarter in which the first commercial sale of AKCEA-TTR-LRx occurs, and (B) on a 50/50 basis commencing on the first day of the first quarter thereafter; and for AKCEA-TTR-LRx, beginning January 1, 2018, the parties will share all profits and losses from the development and commercialization of AKCEA-TTR-LRx on a 50/50 basis. In addition, the Company will be obligated to make milestone payments to Ionis in connection with the achievement of certain development, regulatory and commercialization events. The Company may elect to pay each milestone payment in cash or shares of the Company’s common stock and Ionis may require payment in shares of common stock. Once the Company has achieved the milestone event for aggregate worldwide annual net sales of $750 million for the products, all subsequent milestone payments must be paid in cash. In connection with the transaction, the Company intends to amend its Certificate of Incorporation to increase the Company’s authorized shares of common stock from 100,000,000 shares to 125,000,000 shares.

Concurrent with entry into the collaboration, the Company has amended its Investor Rights Agreement, dated December 18, 2015, by and between the Company and Ionis Pharmaceuticals, Inc. and its Services Agreement, dated December 18, 2015, by and between the Company and Ionis Pharmaceuticals, Inc.

The Amended and Restated Investor Rights Agreement added or amended certain terms, including the following:

•	For so long as greater than 50% of the Company’s revenue is derived from products licensed from Ionis, Ionis may appoint one non-voting observer to the Company’s compensation committee;

•
For so long as Ionis’ independent auditors advise that Ionis should consolidate the Company’s financial statements with Ionis’ financial statements, Ionis may appoint one non-voting observer to the Company’s audit committee;

•
Ionis’ approval will continue to be required for the Company to in-license any product, or acquire any product or company until the time Ionis ceases to hold at least 50% of the Company’s outstanding capital stock;

•
Subject to certain exceptions, equity issuances by the Company, including the issuance of common stock, will be subject to a right of first refusal by Ionis until the time Ionis ceases to hold at least 50% of the Company’s outstanding capital stock; and

•
The Amended and Restated Investor Rights Agreement will terminate if either party is subject to a bankruptcy event or when Ionis ceases to own at least 20% of the outstanding shares of the Company’s outstanding capital stock.

Pursuant to the Amended and Restated Services Agreement, Ionis will provide the Company with certain office and facility services and appropriate personnel to support the Company’s office and facility infrastructure. Ionis will also provide services related to the development, regulatory and manufacturing in support of inotersen and AKCEA-TTR-LRx. The Amended and Restated Services Agreement was amended to permit the Company and Ionis to assign the agreement under the certain conditions, including to a successor pursuant to a merger, consolidation or other similar transaction.

On March 14, 2018, the Company also entered into a stockholder voting agreement (the “Stockholder Voting Agreement”) with Novartis Pharma AG (“Novartis”). Pursuant to the Stockholder Voting Agreement, Novartis has agreed to vote in favor of the Company’s proposals with respect to the transaction at a special meeting of stockholders. Novartis has appointed the Company and its designees as Novartis’ proxy and attorney-in-fact with respect to any shares of the Company’s common stock owned by Novartis, whether beneficially or of record, and has agreed that it will not transfer or suffer a transfer of any shares of the Company’s common stock until the Stockholder Voting Agreement is terminated. The Stockholder Voting Agreement will terminate at the earlier of the date that the Stock Purchase Agreement is terminated or the date that the transaction contemplated by the License Agreement and Stock Purchase Agreement has closed.

The descriptions in this Current Report on Form 8-K of the License Agreement, the Stock Purchase Agreement, the Amended and Restated Investor Rights Agreement, the Amended and Restated Services Agreement and the Stockholder Voting Agreement are summaries and are qualified in their entirety by the terms of the respective agreements. Copies of the agreements are attached as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The securities issued or issuable pursuant to the Stock Purchase Agreement were offered and sold in a private placement exempt from the registration requirements of the Securities Act under Section 4(a)(2) of the Securities Act and Rule 506 thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

In connection with the transaction described in Item 1.01, on March 14, 2018, subject to the closing of the transaction, the Board of Directors of the Company expanded its number by one, appointed Sarah Boyce to fill the vacancy created thereby and appointed Ms. Boyce President of the Company.

Item 8.01	Other Events.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

On March 15, 2018, Ionis and the Company issued a press release with respect to the transaction described in Item 1.01 and the Company’s preparations to launch inotersen upon its anticipated approval. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the transaction described in Item 1.01, the risk factors attached as Exhibit 99.2 are being filed and incorporated herein by reference. Such risk factors update and supplement the risk factors contained in the Company’s periodic reports filed with the SEC pursuant to the Exchange Act.

On March 15, 2018, the Company posted communications on Twitter and LinkedIn regarding the transaction described in Item 1.01, which may be regarded as communications with stockholders. A copy of the Company’s posted communications on Twitter is filed as Exhibit 99.3 hereto and incorporated herein by reference.

IMPORTANT INFORMATION FOR INVESTORS AND SECURITY HOLDERS

This communication may be deemed to be solicitation material in respect of the proposed transaction of the Company and Ionis.  In connection with the proposed transaction, the Company has filed a preliminary proxy statement on Schedule 14A.  Following the filing of a definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC or by sending a request to Investor Relations at Akcea Therapeutics, Inc., 55 Cambridge Parkway, Suite 100, Cambridge, Massachusetts 02142.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, including Ionis, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Amended and Restated Investor Rights Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.1	Development, Commercialization, Collaboration and License Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.2	Stock Purchase Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.3	Amended and Restated Services Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.4	Stockholder Voting Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Novartis Pharma AG.
99.1	Press Release dated March 15, 2018 relating to the License Agreement and Stock Purchase Agreement and the transaction contemplated therein.
99.2	Risk Factors relating to Akcea Therapeutics, Inc.
99.3	Communications of Akcea Therapeutics, Inc. on Twitter and LinkedIn dated March 15, 2018 relating to the License Agreement and Stock Purchase Agreement and the transaction contemplated therein.

INDEX TO EXHIBITS

4.1	Amended and Restated Investor Rights Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.1	Development, Commercialization, Collaboration and License Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.2	Stock Purchase Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.3	Amended and Restated Services Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc.
10.4	Stockholder Voting Agreement, dated March 14, 2018, by and between Akcea Therapeutics, Inc. and Novartis Pharma AG.
99.1	Press Release dated March 15, 2018 relating to the License Agreement and Stock Purchase Agreement and the transaction contemplated therein.
99.2	Risk factors relating to Akcea Therapeutics, Inc.
99.3	Communications of Akcea Therapeutics, Inc. on Twitter and LinkedIn dated March 15, 2018 relating to the License Agreement and Stock Purchase Agreement and the transaction contemplated therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akcea Therapeutics, Inc.

Dated: March 15, 2018	By:	/s/ Paula Soteropoulos

Paula Soteropoulos

Chief Executive Officer